Exhibit 10(e)(e)

                               SUBLEASE AGREEMENT


     THIS  SUBLEASE  AGREEMENT  by  and  between  LIUSKI   INTERNATIONAL,   INC.
("Sublessor") and GENERAL INSTRUMENT CORPORATION, OF DELAWARE, ("Sublessee"), is executed this 8th day of January, 1996.

                              W I T N E S S E T H:

     WHEREAS, Sublessee desires to sublet from Sublessor all that space located at 2009 McKenzie Road, Suite 102, and demised and let to Sublessor (the "Premises") pursuant to that certain Lease Agreement (the "Base Lease") dated October 1, 1991, by and between Trammell Crow Company No. 91 and Petula
Associates Limited (together "Base Landlord") as Lessor and Liuski International, Inc. as Lessee, a true and correct copy of which Base Lease is attached hereto as Exhibit A and incorporated herein by reference for all
                     ---------
purposes, such Base Lease having been assigned by Trammell Crow Company No. 91 to Petula Associates Limited and amended by that certain Extension and Amendment No. __ to Lease Agreement dated March 16, 1993 and as further amended by that certain Extension to Lease Agreement No. 2 dated April 25, 1995; and

     WHEREAS, Sublessor desires to sublet to Sublessee the Premises on the conditions hereinafter set forth; and

     NOW, THEREFORE, Sublessor for and in consideration of the rents, covenants and agreements hereinafter contained on the part of Sublessee to be paid, kept, and performed does hereby sublet and demise unto Sublessee, and Sublessee hereby takes and hires from Sublessor, the Premises together with all fixtures installed therein subject to all terms and conditions contained in the Base Lease, except as otherwise noted herein;

     TO HAVE AND TO HOLD, the same unto Sublessee, its successors and assigns for the term hereinafter described and upon the rental, terms, covenants, conditions and provisions hereinafter set forth. Sublessor and Sublessee hereby agree as follows:

     1. Term.  Unless  otherwise  terminated or extended under the terms hereof,
        ----
this Sublease shall be for a term beginning on the date hereof and ending two years later (the "Sublease Term").

     2. Base Rental.  In  consideration  of this Sublease  Agreement,  Sublessee
        -----------
promises and agrees to pay the Sublessor a basic rental of $6,643.10 per month ("Base Rent"), for the first calendar month and for each subsequent calendar month during the Sublease Term, such basic rental for the first calendar month payable upon the execution hereof and thereafter payable monthly in advance on the first day of each calendar month during the Sublease Term. If the Sublease commences or ends at any time other than the first day of the calendar month, then the installment of Base Rent for such partial month shall be appropriately prorated and rent for any partial calendar month at the commencement of the Sublease Term shall be payable upon commencement of the Sublease Term.

     The Base Rent amount is inclusive of any and all amounts payable by Sublessor to Base Landlord under the Base Lease, including but not limited to, charges for electricity, water, landscaping, maintenance, taxes, insurance, operating expenses and any other amounts set forth in paragraphs 2 and 3 of the Base Lease. Notwithstanding the foregoing, Sublessee shall pay for all gas, telephone, and sewer used by Sublessee on or at the Premises, together with any taxes, penalties, surcharges or the like pertaining to the Sublessee's use of the Premises (together, the, "Utilities"), and any maintenance charges for Utilities only. In the event that any of these Utilities are jointly metered, Sublessee shall pay its pro rata share, as reasonably determined by Sublessor, of all charges therefor, Any amounts due under the Base Lease in excess of the Base Rent and the Utilities shall bc the sole obligation of Sublessor.

     3. Common  Areas.  Under the terms of this  Sublease  Agreement,  Sublessee
        -------------
shall have the use in common with other occupants with rights thereto to those common areas shown on Exhibit B hereto.
                      ---------

     4. Repairs.  Sublessee  shall be responsible  for the Lessee's  Repairs set
        -------
forth in paragraph 5 of the Base Lease only as such pertain to the improvements on the Premises that Sublessee is using. Sublessor shall remain wholly liable for maintenance of and repairs on all other parts of the Premises for which the Lessee under the Sublease is responsible, including but not limited to, the landscape and the grounds surrounding the Premises and the parking areas, driveways and alleys surrounding the Premises; provided, however, that any repairs necessitated by Sublessee's use of the Premises or the area surrounding the Premises shall be the responsibility of Sublessee. Sublessee will not accept assignment of nor assume any liability under any preventive maintenance/service contract for HVAC and not water systems and equipment on the Premises or any contract for Security and/or protective services for the Premises.

     5.  Railroad.  Sublessor  represents and warrants that there are no spur or
         --------
rail tracks serving the Premises nor are there any repair and/or maintenance obligations for any rail or spur tracks affecting the Premises for which the Lessee under the Base Lease would be responsible, in whole or in part. Sublessor agrees to indemnify and hold harmless Sublessee against all liabilities and costs arising from claims related to any such maintenance or repair obligation.

     6. Alterations.  Sublessor consents to Sublessee making, at its sole option
        -----------
and expense, the alterations, additions or improvements to the Premises shown on Exhibit C attached hereto, provided that such alterations, additions or
----------
improvements are in compliance with the requirements set forth in the second sentence of paragraph 6 of the Base Lease. Sublessee shall not make any other alterations, additions or improvements to the premises, unless otherwise allowed by the Base Lease, without the prior written consent of the Base Landlord. Except as otherwise set forth herein, all alterations, additions or improvements made by Sublessee to the Premises shall remain on the Premises at the termination of this Sublease and Sublessee shall have no obligation restore the Premises to its condition at the date of this Sublease. Notwithstanding the foregoing, the improvements made to the "IQC" and "PPHE" rooms, as set forth in that certain letter from Trammell Crow Dallas/Fort Worth to Bill Morin of General Instrument, dated December 6, 1995, set forth as Exhibit D hereto, shall
                                                         ---------
be removed on or before the earlier to occur of the date of termination of this Sublease or the vacating of the Premises, at which time Sublessee shall restore such rooms to their condition at the date of this Sublease. All alterations, installations, removals and restoration shall be performed in a good and workmanlike manner.

     7. Liens.  Sublessee  has no  authority,  express or implied,  to create or
        -----
place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind the interest of Sublessor or Sublessee in the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Sublessee, including those who may furnish materials or perform labor for any construction or repairs. Sublessee covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises and that it will save and hold Sublessor harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the rights and interests Sublessor in the Premises or under this Sublease. Sublessee agrees to give Sublessor immediate written notice of the placing of any lien or encumbrance against the Premises.

     8. Signage. Sublessor consents to Sublessee posting, at its sole option and
        -------
expense, the signage shown on Exhibit E attached hereto. Sublessee shall not use any other signage without the prior written consent of the Base Landlord. Sublessor shall repair, paint, and/or replace the building facia surface to which its signs are attached upon the commencement of this Sublease. Likewise, Sublessee shall repair, paint, and/or replace the building facia surface to which its signs are attached upon vacation of the premises or the removal or alteration of its signage.

     9. Base Lease Obligations.  Sublessor agrees that its rights under the Base
        ----------------------
Lease insofar as they may affect the Premises (excepting such fights as are personal to Sublessor) may be enforceable by Sublessee against the Base Landlord under the Base Lease on behalf of Sublessor. Further, provided Sublessee fully and timely complies with all of its obligations hereunder and specifically subject to Sublessee's performance of the covenants contained in paragraphs 2 and 18 hereof, Sublessor hereby agrees to make payments of Base Rental and payments required under Articles 2, 3 and 9 of the Base Lease in a timely manner as therein provided, and to perform any other Base Lease obligations that remain its responsibility under this Sublease Agreement. If Sublessor fails to perform any such obligations, Sublessee may do so, in which event Sublessor shall reimburse Sublessee for all costs incurred by Sublessee in doing so upon demand with interest thereon from the date thereof until paid at the rate of 18% per annum.

     10.  Assumption of Base Lease  Obligations.  Sublessee  hereby  assumes and
          -------------------------------------
agrees to keep, observe, and perform all obligations, covenants, and conditions to be kept, observed, or performed by Sublessor under the terms of the Base Lease with respect to the Premises, except as otherwise set forth herein. Such covenants shah be performable for the benefit of Sublessor as well as Base Landlord. If Sublessee fails to perform any such assumed obligations, Sublessor may do so, in which event Sublessee shall reimburse Sublessor for all costs incurred by Sublessor in doing so upon demand with interest thereon from the date thereof until paid at the rate of 18% per annum.

     11. Indemnity
         ---------

          (a)  Definitions.
               -----------

               (i) As used herein "Hazardous Materials" include any (i) "Hazardous Waste" as defined by The Resource Conservation and Recovery Act of 1976 (42 U.S.C. Section 6901 et. seq.), as amended from time to time ("RCRA"), and regulations promulgated thereunder; and "Hazardous Substance" as defined by The Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Section 9601 et. seq.), as amended from time to time ("CERCLA"); (ii) asbestos; (iii) polychlorinated biphenyls; (iv) any substance, the presence of which on the premises of Sublessor's business, is prohibited by applicable law;
(v) oil, petroleum or any petroleum products or by-products; (vi) any other substance which, according to applicable law, requires special handling or notification of any Federal, state or local governmental entity in its collection, processing, handling, storage, transport, treatment or disposal or exposure thereto; (vii) any substance, which if not properly disposed, may pollute, contaminate, harm or have any detrimental effect on the environment;
(viii) underground storage tanks, whether empty, filled or partially filled with any substance; and (ix) any other pollutant, toxic substance, hazardous substance, hazardous waste, hazardous material or hazardous substance as regulated by or defined in or pursuant to any Environmental Law (hereinafter defined), whether existing as of the date hereof, previously enforced, or subsequently enacted.

               (ii) As used herein, "Release" shall mean any spilling,  leaking,
pumping,  pouring,  emitting,  emptying,   discharging,   injecting,   escaping,
leaching, dumping or disposing.

               (iii) As used herein, "Environmental Law" shall mean any environmental or health and/or safety-related law, regulation, rule, ordinance, or order at the Federal, state, or local level, whether existing as of the date hereof, previously enforced, or subsequently enacted, including but not limited to: (i)CERCLA, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 USCA 9601 et seq.; (ii) Solid Waste Disposal Act, as amended by RCRA, as amended by the Hazardous and Solid Waste Amendments of 1984, 42 USCA 6901 et seq.; (iii) Federal Water Pollution Control Act of 1972 as amended by the Clean Water Act of 1977, as amended, 33 USCA 1251 et seq.; (iv) Toxic Substances
Control Act of 1976, as amended, 15 USCA 2601 et seq.; (v) Emergency Planning and Community Right-to-Know Act of 1986, 42 USCA 11001 et seq.; (vi) Clean Air Act of 1966, as amended by the Clean Air Act Amendments of 1990, 42 USCA 7401 et seq.; (vii) National Environmental Policy Act of 1970, as amended, 42 USCA 4321 et seq.; (viii) Rivers and Harbors act of 1970, as amended, 33 USCA 401 et seq.;
(ix) Endangered Species Act of 1973, as amended, 16 USCA 1531, et seq.; (x) Occupational Safety and Health Act of 1970, as amended, 29 USCA 651 et seq.;
(xi) Safe  Drinking  Water Act of 1974,  as amended,  42 USCA 300 (f) et seq.and
(xii) any and all laws, regulations, and executive orders, federal, state and local, pertaining to environmental matters, as the same may be amended or supplemented from time to time, and any other federal, state, or local law, regulation, rule, ordinance or order, whether currently in existence or hereafter enacted which governs:

                    (a) the existence, cleanup and/or remediation of toxic or hazardous materials;

                    (b)  the  Release,   emission,   discharge  or  presence  of
Hazardous Materials into or in the environment;

                    (c) the control of Hazardous Materials; or

                    (d) the use, generation, transport, treatment, storage, disposal, removal or recovery of Hazardous Materials.

     (b) Sublessor Indemnity.
         -------------------

               (i) General  Indemnity.  Sublessor  hereby  agrees to  indemnify,
                   ------------------
defend and hold harmless Sublessee on the terms described in paragraph 11 of the Base Lease, with said paragraph modified for the purpose of application to this Sublease Agreement by replacing the word "Lessee" with the word "Sublessor" and the word "Lessor" with the word "Sublessee." This indemnity shall not include or extend to the period that Sublessee occupies the Premises; provided, however, that to the extent that Sublessor's employees or agents have access to the Premises during Sublessee's occupancy, the indemnification given by Sublessor pursuant to this paragraph 11(b)(i) shall include and extend to any actions of Sublessor's employees or agents when on the Premises.

               (ii) Environmental Indemnity.
                    -----------------------

                    a. Sublessor agrees to indemnify, defend (with counsel reasonably approved by Sublessee), and save Sublessee and the directors, officers, shareholders, trustees, employees, and agents of Sublessee harmless from and against any claims (including, without limitation, third party claims for personal injury or real or personal property damage), actions, administrative proceedings, judgments, damages, punitive damages, penalties, fines, costs, liabilities (including sums paid in settlement of claims), interest, or losses, including reasonable attorneys' and paralegals' fees and expenses (and including, without limitation, any such fees and expenses incurred in enforcing this Environmental Indemnity or collecting any sums due hereunder), consultant fees, and expert fees, together with all other costs and expenses of any kind or nature (collectively, the "Costs") that arise directly or indirectly from or in connection with the presence, suspected presence, release, or suspected release of any Hazardous Materials in or into the air, soil, groundwater, or surface water at, on, about, under, or within the Premises, or any portion thereof, or alleged to have migrated from the Premises, which presence, release or alleged migration is proved to arise out of or to be attributed to Sublessor's use or occupancy of the Premises prior to the commencement of this Sublease or after the termination of this Sublease. In the event Sublessee shall pay or incur or be found liable for payment of any such Costs, Sublessor shall pay to Sublessee the total of all such Costs promptly upon demand therefor by Sublessee. Prior to making any payments for which Sublessor may be liable under this paragraph 11(b), Sublessee shall, unless prohibited by law or by its own creditors, give Sublessor thirty (30) days prior written notice of its intent to make such payment.

                    b. Without limiting the generality of the foregoing 11(b)(ii)a., the indemnification provided for in this paragraph 11(b)(ii) shall specifically cover claims brought by or on behalf of employees, tenants, and invitees of Sublessor or Sublessee relating to Hazardous Materials at the Premises or alleged to have migrated from the Premises and attributed to Sublessor's use or occupancy of the Premises prior to the commencement of this Sublease or after the termination of this Sublease; capital, operating, and maintenance costs incurred in connection with any investigation or monitoring of site conditions; any clean-up, containment, remedial, removal, mitigation, or restoration work required or performed by any governmental authority or performed by any nongovernmental entity or person because of Hazardous Materials at the Premises or alleged to have migrated from the Premises and attributed to Sublessor's use or occupancy of the Premises prior to the commencement of this Sublease or after the termination of this Sublease; any response or oversight costs claimed by any governmental authority pertaining to any action relating to Hazardous Materials at the Premises or alleged to have migrated from the Premises and attributed to Sublessor's use or occupancy of the Premises prior to the commencement of this Sublease or after the termination of this Sublease; any claim asserted for damage to natural resources caused by Hazardous Materials at the Premises or alleged to have migrated from the Premises and attributed to Sublessor's use or occupancy of the Premises prior to the commencement of this Sublease or after the termination of this Sublease; any claim asserted for multiple damages or penalties assessed as the result of Hazardous Materials at the Premises or alleged to have migrated from the Premises and attributed to Sublessor's use or occupancy of the Premises prior to the commencement of this Sublease or after the termination of this Sublease; and any claims of third parties for loss or damage due to such Hazardous Materials. It is the intent of the parties that this indemnity shall govern and determine the respective rights and obligations of Sublessor and Sublessee with respect to liability for Costs to the fullest extent allowed by applicable law, notwithstanding contrary rights and remedies otherwise allowed by applicable law. Sublessor hereby waives and relinquishes any such contrary rights and remedies to the fullest extent allowed by applicable law.

                    c. Anything to the contrary notwithstanding, Sublessor has no obligation with regard to any Hazardous Materials that Sublessor proves were placed on the Premises during the time Sublessee occupies the Premises.

                    d. In the event that Sublessee undertakes an environmental investigation of the Premises, solely on its own initiative, and such investigation does not reveal the presence, release or migration of Hazardous Materials in or onto the air, soil, groundwater or surface water at, on, about, under, or within the Premises or any portion thereof (the "Presence of Hazardous

Materials"), notwithstanding anything to the contrary set forth herein, Sublessee shall pay for such investigation. ff such investigation does reveal the Presence of Hazardous Materials, Sublessor's Indemnity, as contained in this paragraph 11, shall fully apply.

          (c)  Sublessee's Indemnity.
               ---------------------

               (i) General  Indemnity.  Sublessee  hereby  agrees to  indemnify,
                   ------------------
defend and hold harmless Sublessor on the terms described in paragraph 11 of the Base Lease, with said paragraph modified for the purpose of application to this Sublease Agreement by replacing the word "Lessee" with the word "Sublessee" and the word "Lessor" with the word "Sublessor." This indemnity shall only include claims that arise out of Sublessee's use or occupancy of the Premises; provided, however, that to the extent that Sublessee's employees or agents have access to the Premises during Sublessor's use or occupancy of the Premises, the indemnification given by Sublessee pursuant to this paragraph 11(c)(i) shall include and extend to any actions of Sublessee's employees or agents when on the Premises.

               (ii) Environmental Indemnity.
                    -----------------------

                    a. Sublessee agrees to indemnify, defend (with counsel reasonably approved by Sublessor), and save Sublessor and the directors, officers, shareholders, trustees, employees, and agents of Sublessor harmless from and against any claims (including, without limitation, third party claims for personal injury or real or personal property damage), actions, administrative proceedings, judgments, damages, punitive damages, penalties, fines, costs, liabilities (including sums paid in settlement of claims), interest, or losses, including reasonable attorneys' and paralegals' fees and expenses (and including, without limitation, any such fees and expenses incurred in enforcing this Agreement or collecting any sums due hereunder), consultant fees, and expert fees, together with all other costs and expenses of any kind or nature (collectively, the "Costs") that arise directly or indirectly from or in connection with the presence, suspected presence, release, or suspected release of any Hazardous Materials in or into the air, soil, groundwater, or surface water at, on, about, under, or within the Premises, or any portion thereof, or alleged to have migrated from the Premises which presence, release or alleged migration is proved to arise out of or be attributed to Sublessee's use or occupancy of the Premises during the term of this Sublease. In the event Sublessor shall pay or incur or be found liable for payment of any such Costs, Sublessee shall pay to Sublessor the total of all such Costs promptly upon demand therefor by Sublessor. Prior to making any payments for which Sublessee may be liable under this paragraph 11(c), Sublessor shall, unless prohibited by law or by its own creditors, given Sublessee thirty (30) days prior written notice of its intent to make such payment.

                    b. Without limiting the generality of the foregoing 11(c)(ii)a., the indemnification provided for in this paragraph 11(c)(ii) shall specifically cover claims brought by or on behalf of employees, tenants, and invitees of Sublessee or Sublessor relating to Hazardous Materials at the Premises or alleged to have migrated from the Premises and attributed to Sublessee's use or occupancy of the Premises during the term of this Sublease; capital, operating, and maintenance costs incurred in connection with any investigation or monitoring of site conditions; any clean-up, containment, remedial, removal, mitigation, or restoration work required or performed by any governmental authority or performed by any nongovernmental entity or person because of Hazardous Materials at the Premises or alleged to have migrated from the Premises and attributed to Sublessee's use or occupancy of the Premises; during the term of this Sublease; any response or oversight costs claimed by any governmental authority pertaining to any action relating to Hazardous Materials at the Premises or alleged to have migrated from the Premises and attributed to Sublessee's use or occupancy of the Premises during the term of this Sublease; any claim asserted for damage to natural resources caused by Hazardous Materials at the Premises or alleged to have migrated from the Premises and attributed to Sublessee's use or occupancy of the Premises during the term of this Sublease; any claim asserted for multiple damages or penalties assessed as the result of Hazardous Materials at the Premises or alleged to have migrated from the Premises and attributed to Sublessee's use or occupancy of the Premises during the term of this Sublease; and any claims of third parties for loss or damage due to such Hazardous Materials. It is the intent of the parties that this indemnity shall govern and determine the respective rights and obligations of Sublessee and Sublessor with respect to liability for Costs to the fullest extent allowed by applicable law, notwithstanding contrary rights and remedies otherwise allowed by applicable law. Sublessee hereby waives and relinquishes any such contrary rights and remedies to the fullest extent allowed by applicable law.

                    c. Anything to the contrary notwithstanding, Sublessee has no obligation with regard to any Hazardous Materials that Sublessee demonstrates were placed on the Premises at any other time than the period Sublessee occupies the Premises.

                    d. In the event that Sublessor undertakes an environmental investigation of the Premises, solely on its own initiative, and such investigation does not reveal the presence, release or migration of Hazardous Materials in or onto the air, soil, groundwater or surface water at, on, about, under, or within the Premises or any portion thereof (the "Presence of Hazardous Materials"), notwithstanding anything to the contrary set forth herein, Sublessor shall pay for such investigation. If such investigation does reveal the Presence of Hazardous Materials, Sublessee's Indemnity, as contained in this paragraph 11, shall fully apply.

     12. Use. In addition to the uses  allowed by the Base Lease,  the  Premises
         ---
may be used for electronics assembly, assembling, shipping and selling products, and any uses incidental to the uses enumerated either in the Base Lease or herein ("Permitted Uses"). Sublessor and Base Landlord acknowledge that Sublessee shall be receiving, shipping and handling those materials listed on Exhibit F attached hereto, in connection with its use of the Premises, such
---------
materials to be identified as "Permitted Materials" as such term is defined in the Base Lease, Exhibit C, Special Provisions, Paragraph 25A. Likewise, Sublessor and Base Landlord acknowledge that Sublessee shall be conducting the activities described on Exhibit G attached hereto, which shall produce the waste streams shown on Exhibit H attached hereto, such activities to be identified as
                 ---------
"Permitted Activities" as such term is defined in the Base Lease, Exhibit C, Special Provisions, Paragraph 25A. Sublessor and Base Landlord consent to the Permitted Uses, the Permitted Materials and the Permitted Activities to the extent required by the Base Lease. Notwithstanding the foregoing, Sublessee hereby acknowledges that its use of the Premises shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises, and promptly shall comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with, the Premises, all at Sublessee's sole expense. In no event shall the acknowledgements set forth in this paragraph 12 serve to limit the liability of Sublessee for any damages, penalties, fines, or causes of action arising out of the Permitted Uses, Permitted Materials and/or the Permitted Activities.

     13.  Holdover.  In no event shall any holdover by Sublessor under the terms
          --------
of the Base Lease be construed as holdover by or the responsibility of the Sublessee.

     14. Renewal Option. Sublessee may extend the Sublease Term for a term equal
         --------------
to the remainder of the term under the Base Lease, beginning immediately after the end of the Sublease Term. The terms and conditions of the Sublease during the renewal term shall be the same as those governing the primary term. Sublessee may exercise its renewal option by giving written notice to Sublessor for the exercise of such option at least ninety (90) days before the Sublease Term ends.

     15. Events of  Default/Remedies.  In the event that Sublessee shall default
         ---------------------------
in the performance, keeping, or observance of any covenant, condition or undertaking to be performed, kept, or observed by Sublessee hereunder or, in the event that any of the events of default set forth in paragraph 18 of the Base Lease shall occur with respect to Sublessee (with the word "Sublessee" replacing the word "Lessee" in paragraph 18 of the Base Lease for the purposes of this paragraph), and Sublessee fails to cure such default on or before twenty (20) days following the receipt of written notice of such default by Sublessor to Sublessee, Sublessor shall have all those remedies described in Paragraph 19 of the Base Lease, with said article modified for purpose of application of this Sublease Agreement by replacing the word "Lessor" with the word "Sublessor", the word "Lessee" with the word "Sublessee", the phrase "this Lease" with the phrase "this Sublease Agreement" wherever such words or phrases occur.

     16. No Subletting or Assignment. Except to the extent permitted by the Base
         ---------------------------
Lease, Sublessee shall not assign or sublet this Sublease or the Premises without the prior written consent of Sublessor.

     17. Termination.
         -----------

                    (a) In the event that the Base Lease is terminated for any reason other than (i) Sublessor's failure to pay Base Rent or installments of rent or other amounts due pursuant to paragraph 2 of the Base Lease upon timely performance by Sublessee of its rental obligations stated in paragraph 2 hereof, or (ii) the voluntary agreement of Sublessor and Base Landlord, then this Sublease Agreement shall be terminated as of the date of termination of the Base Lease, and rent for the final calendar month shah be prorated by days.

                    (b) All obligations of Sublessee hereunder not fully performed as of the expiration or earlier termination of the Sublease Term shall survive the expiration or earlier termination of the Sublease Term, including without limitation, all payment obligations owed by Sublessee and all obligations concerning the condition and repair of the Premises owed by Sublessee.

                    (c) Prior to the occupancy of the Premises by Sublessee, both Sublessee and Sublessor will make a physical inspection of the Premises to identify any existing conditions in need of repair or replacement. The condition of the Premises at such inspection shall be called the "Baseline Condition". The items identified will be attached to this Sublease Agreement as Exhibit I and Sublessee and Sublessor agree that the repair and/or replacement thereof will not be Sublessee's responsibility so long as the physical condition in question is not further damaged or deteriorated due to Sublessee's use. Except as set forth in paragraph 6 hereto, upon the expiration or earlier termination of the Sublease Term, Sublessee shall return the Premises to its condition and repair at the commencement of this Sublease, the Baseline Condition, reasonable wear and tear excepted. In the event that Sublessee fails to return the Premises to the Baseline Condition, Sublessee shall pay to Sublessor any amount reasonably estimated by Sublessor as necessary to return the Premises to the Baseline Condition.

     18.  Insurance.  Sublessee  shall  maintain,  at its sole cost and expense,
          ---------
throughout the Sublease Term, insurance insuring Sublessee against any and all liability for property damage and injury to or death of any person or persons occasioned by, or arising out of or in connection with the use or occupancy of the Premises. Sublessee shah also maintain fire and extended coverage covering the replacement costs of the items set forth in paragraph 9 of the Base Lease. Such insurance shall be in the amounts set forth in paragraph 9 of the Base Lease, and shall comply in all respects with the requirements set forth in paragraph 9 of the Base Lease. Sublessee shah deliver to Sublessor upon commencement of the Sublease Term (and upon each renewal of said insurance) certificates of insurance evidencing this coverage.

     19. Legal  Construction.  In the event this Sublease Agreement is construed
         -------------------
to effect an assignment as opposed to a sublease, as a matter of law, this Sublease Agreement shall nevertheless be performable in accordance with its terms insofar as permitted. If Base Landlord asserts the right to receive rentals directly from Sublessee, Sublessee shall make such rental payments directly to Base Landlord and such payments shah be a pro tanto credit against rentals due from Sublessee hereunder and against rentals due from Sublessor under the terms of the Base Lease.

     20. Surrender.  Sublessee shall deliver the Premises to Sublessor, upon the
         ---------
termination of this Sublease Agreement for any reason, in as good a condition as of the date of execution hereof, ordinary wear and tear excepted.

     21. Severability.  If any clause or provision of this Sublease Agreement is
         ------------
illegal, invalid or unenforceable under present or future laws effective during the term of this Sublease Agreement, then and in that event, it is the intention of the parties hereto that the remainder of this Sublease Agreement shall not be affected thereby. It is also the intention of the parties to this Sublease Agreement that in lieu of each clause or provision of this Sublease Agreement that is illegal, invalid or unenforceable, there be added as a pan of this Sublease Agreement a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and unenforceable.

     22. Entire Agreement. This Sublease Agreement contains the entire agreement
         ----------------
between the parties and may not be altered, changed or amended, except by instrument in writing signed by both parties hereto. No provision of this Sublease Agreement shall be deemed to have been waived by Sublessor unless such waiver be in writing signed by Sublessor and addressed to Sublessee, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be construed to waive or lessen the right of Sublessor to insist upon the performance by Sublessee in strict accordance of the terms hereof.

     23.  Captions.  The captions  contained in this Sublease  Agreement are for
          --------
convenience of reference only, and in no way limit or enlarge the terms and conditions of this Sublease Agreement.

     24. Place of Performance. Sublessee shall perform all covenants, conditions
         --------------------
and agreements contained herein, including, but not limited to payment of rent, in Dallas County, Texas. This Sublease Agreement is declared to be a Texas contract, and all the terms hereof shah be construed according to the laws of the State of Texas.

     25. Successors and Assigns.  This Sublease  Agreement shall be binding upon
         ----------------------
and inure to the benefit of the successors and assigns of Sublessor, and shall be binding upon and inure to the benefit of Sublessee, its successors, and, to the extent assignment may be approved by Sublessor hereunder, Sublessee's assigns. All rights and remedies of Sublessor under this Sublease Agreement shah be cumulative and none shall exclude any other rights or remedies allowed by law.

     26.  No  Brokers.  Sublessor  and  Sublessee  acknowledge  that  there is a
          -----------
fee-splitting brokerage agreement between Trammell-Crow and Delmont-Cantwell regarding the subleasing of the Premises, such professional fee to be paid solely by Sublessor. Other than those entities, Sublessor and Sublessee each represent and warrant that no broker, agent or finder entitled to a fee was used in connection with the negotiation or execution of this Sublease Agreement and Sublessor and Sublessee each agree to indemnify and hold harmless the other against all liabilities and costs arising from all such claims including without limitation attorneys' fees in connection therewith.

     27. Notices.  Each provision of this Sublease Agreement,  or any applicable
         -------
governmental laws, ordinances, regulations, and other requirements with reference to the sending, mailing or delivery of any notice, or its reference to the making of any payment by Sublessee to Sublessor, shall be deemed to be complied with when and if the following steps are taken:

          (a) All rent and other payments required to be made by Sublessee to Sublessor hereunder shall be payable to Sublessor at the address hereinbelow set forth, or at such other as Sublessor may specify from time to time by written notice delivered in accordance herewith;

          (b) Any notice or document required to be delivered hereunder shall be deemed to be delivered if actually received, and whether or not received when deposited in the United States mail, postage prepaid, certified or registered mail (with or without return receipt requested) addressed to the parties hereto at their respective addresses set out opposite their names below, or at such other address as they may hereafter specify by written notice delivered in accordance herewith.

          SUBLESSOR:           Liuski International, Inc.
                               6585 Crescent Drive
                               Norcross, Georgia 30071
                               Attn: Russell T. Libby, Esq.

          SUBLESSEE:           General Instrument Corporation of
                               Delaware
                               2200 Byberry Road
                               Hatboro, Pennsylvania 19040
                               Attn:  Tim Kelleher, Director of
                                      Corporate Facilities
                                      w/copy to General Counsel

     28. Binding Document.  Sublessor  acknowledges that this Sublease Agreement
         ----------------
shah be a binding agreement upon Sublessee only upon the written corporate approval of General Instrument Corporation of Delaware, which written approval shah be evidenced by an authorized officer executing this Sublease Agreement in the space provided below.

     IN WITNESS WHEREOF, this Sublease Agreement is executed as of the date first written above.

                                        SUBLESSOR:

                                        LIUSKI INTERNATIONAL, INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------



                                        SUBLESSEE:

                                        GENERAL INSTRUMENT CORPORATION
                                        OF DELAWARE


                                        By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------